Exhibit 10.21
                                   APPENDIX B
                              FINNIGAN CORPORATION

                       APPENDIX TO PROSPECTUS RELATING TO
                          1979 LONG-TERM INCENTIVE PLAN
                                   ON FORM S-8



              1979 LONG-TERM INCENTIVE PLAN OF FINNIGAN CORPORATION
                     (as amended through February 11, 1987)

   1. Purpose of the Plan

        The purpose of the 1979 Long-Term Incentive Plan (the "Plan") of Finnigan Corporation (the "Company") is to provide an incentive to eligible employees and consultants whose present and potential contributions are important to the continued success of the Company, to afford them an opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) incentive stock rights, (b) stock options, and (c) stock appreciation rights upon surrender by a holder of all or a portion of his option rights. It is further intended that options granted pursuant to this Plan may be either incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") or options which are not incentive stock options (herein after called "nonstatutory stock options").

   2.  Eligible Participants

        Option and/or rights may be granted to salaried employees who are officers or who are employed by the Company or its subsidiaries and who are deemed to have the potential to contribute to the future success of the Company. Options and/or rights may be granted to a director of the Company provided that the director is also an officer or salaried employee.
   Options may be granted to consultants to the Company or its subsidiaries. The term "subsidiary" as used in the Plan means any corporation (other than the Company) in a unbroken chain of corporations beginning with the Company if , at the time of the granting of any options hereunder, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

   3.  Stock Subject to the Plan

        The shares that may be issued under the Plan shall not exceed in the aggregate 1,120,000* Adjusted to give effect to a two-for-one stock split in February 1981. Shares of the Common Stock of the Company, as adjusted to give effect to the antidilution provisions contained in Section 10 and 11 thereof. Such shares may be authorized and unissued shares or shares purchased in the open market by the Company for the Plan. If an option or right for any reason expires or is terminated without having been exercised in full, the remaining shares shall become available for the granting of options or rights under the Plan.

   *  Adjusted to give effect to a two-for-one stock split in February 1981.
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   4.  Awards Under the Plan

        Awards under the Plan may be of three types, namely "incentive stock rights," "stock Options," and "stock appreciation rights." "Incentive stock rights" are composed of incentive stock units which give the holder the right to receive, without payment of cash to the Company, shares of Common Stock, subject to the terms, conditions, and restrictions described in Section 7 hereof. An "Option" is a right to purchase Common Stock of the Company at a fair market value as of the date the option is granted. A "stock appreciation right" is a right given to a holder of an option to receive, upon surrender of all or a portion of his option, without payment to the company, a number of shares of Common Stock of the Company, and/or cash, determined pursuant to a formula in lieu of the purchase of shares under the related Option.

   5. Administration

        The Plan shall be administered by the Board of Directors or, if established by the Board of Directors, by a committee (the "Committee") consisting of not less than three persons, all of whom shall be directors of the Company, to be appointed by the Company's Board of Directors. The Human Resources Committee of the Company may be designated by the Board of Directors to be the administrative committee for the Plan provided its members are otherwise eligible to serve as members of the Committee. No member of the Board of Directors who is at the time or for one year prior thereto was eligible to receive an option or right under the Plan (or to participate in a similar plan of the Company or any subsidiary) shall be a member of the Committee. Committee members shall serve for such term as the Board of Directors may in each case determine, and shall be subject to removal at any time by the Board of Directors. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute quorum, and acts of the Committee approved at a meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be valid acts of the Committee. Subject to the general purposes, terms, and conditions of the Plan, and to the direction of the Board of Directors, the Committee, if there be one, shall have full power to implement and carry out the Plan including, but not limited to, the following: to construe and interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. Awards shall be made upon approval by the Board of Directors, or if the Committee is given general authority to do so by the Board of Directors, upon approval by the Committee without review by the Board of Directors; provided, however, that awards to any member of the Board of Directors must be recommended or approved by the Committee, if any, or, if there is no Committee, by the Board of Directors provided that a majority of the Board of Directors and a majority of the Directors approving such grant are eligible to serve as members of the Committee. As used herein, except in Sections 11 and 18, reference to the Board of Directors shall mean such Board or the Committee, whichever is then acting with respect to the Plan.

   6.  Duration of the Plan

        The Plan shall remain in effect until all options and rights granted under the Plan have been satisfied by the issuance of shares or the payment
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   of cash, or terminated under the terms of the Plan, provided that options and rights under the Plan shall not be granted after ten (10) years from the effective date of the Plan. In no event may incentive stock options be granted under the Plan later than March 27, 1989, ten (10) years from the date the Plan was adopted by the Board of Directors.

   7.  Incentive Stock Rights

        (a)  Incentive Stock Rights

        The Board of Directors, in its discretion, may grant to eligible participants incentive stock rights composed of incentive stock units. Incentive stock rights shall be evidenced by incentive stock right agreements in such form and not inconsistent with the Plan as the Board of Directors shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

             (i) Incentive Stock Units. An incentive stock rights agreement shall specify the number of incentive stock units to which it pertains. Each incentive stock unit shall be equivalent to one share of Common Stock of the Company. Each incentive stock unit shall entitle the holder to receive, without payment of cash to the Company, one share of Common Stock of the Company in consideration for services performed for the Company or for its benefit by the person receiving the right subject to the lapse of the incentive periods (hereinafter defined).

             (ii) Incentive Period. The holder of incentive stock rights shall be entitled to receive shares of Common Stock of the Company only after the lapse of such incentive periods, and in such manner, as shall be fixed by the Board of Directors at the time of grant of incentive stock rights to an employee. (Such period or periods so fixed is or are herein referred to as an "incentive period".) To the extent the holder of incentive stock rights receives shares of Common Stock of the Company on the lapse of an incentive period, and equivalent number incentive stock units subject to such rights shall be deemed to have been discharged.

             (iii) Termination of Employment by Reason of Death or Disability. In the event that an employee to whom incentive stock rights have been issued under the Plan terminates employment due to death or permanent disability (as determined by the Board of Directors), each incentive period established pursuant to Subsection 7(a)(ii) shall lapse on the date of such termination as to the number of full incentive stock units determined by multiplying the total number of incentive stock units applicable to such incentive period by a fraction, the numerator of which shall be the number of full calendar months between the date of grant of the incentive stock rights and the date of such termination and the denominator of which shall be the number of full calendar months between the date of grant of the incentive stock rights and the date such incentive period for such units would, but for such termination, have lapsed. Units upon which the incentive period does not lapse pursuant to the foregoing sentence shall terminate on the termination date of employment.

             (iv) Termination of Employment for any other Reason. In the event that an employee to whom incentive stock rights have been issued under the Plan terminates his employment for any reason (including
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        dismissal by the Company with or without cause), other than death or permanent disability, such rights as to which the incentive period has not lapsed shall terminate on termination of employment.

             (v) Leave of Absence, Other. For Plan purposes, a transfer of an employee from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or a break in the incentive period. In the case of any employee on an approved leave of absence, the Board of Directors may make such provision respecting continuance of the incentive stock right while on leave from the employ of the Company or a Subsidiary as it may deem equitable.

             (vi) Issuance of Shares. Upon the lapse of an incentive period, the Company shall, without transfer or issue tax to the person entitled to receive the shares, deliver to such person a certificate or certificates for a number of shares of Common Stock of the Company equal to the number of incentive stock units as to which an incentive period has lapsed.

        (b)  Dividend Equivalents

        The holder of an incentive stock right shall be entitled to receive from the Company cash payments at the same time and in the same amounts that the holder of record of a number of shares of Common Stock equal to the number of incentive stock units covered by such right would be entitled to receive as dividends on such Common Stock of the Company. Such right to cash payment on an incentive stock unit shall apply to all dividends the record date for which occurs at any time during the period commencing on the date the incentive stock unit is granted and ending on the date that the holder of such incentive stock unit becomes a shareholder of record with respect to such unit as a result of the lapse of an incentive period or the date the incentive stock right otherwise terminates, whichever occurs first.

   8.  Options

        The Board of Directors, in its discretion, may grant stock options to eligible participants and shall determine whether such options shall be incentive stock options or nonstatutory stock options. Each option shall be evidenced by a written Stock Option Agreement which shall expressly identify the options as incentive stock options or as nonstatutory stock options, and be in such form and contain such provisions as the Board or the Committee shall from time to time deem appropriate, provided, however, that the grant of a nonstatutory stock option pursuant to this Plan shall in no way be construed to be an alternative to the right of an employee to purchase stock pursuant to any incentive stock option heretofore or hereafter granted to an employee pursuant to any stock option plans now in existence or hereafter adopted by the Corporation. Stock Option Agreements shall contain the following terms and conditions:

        (a)  Option Price; Number of Shares

        The Option Price, which shall be approved by the Board of Directors shall in no event be less than one hundred percent (100%) of the fair market value of the Company's stock at the time the option is granted, which shall be for purposes of the Plan: (i) the last sales price per
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   share of stock as reported by NASDAQ (or successor system ) or by the Wall
   Street Journal for the date the option is granted, or if there is no trading on such date, then on the last preceding business day on which there was trading; (ii) if the stock of the Company is listed on any stock exchange, the most recent closing price for such stock as quoted on such exchange for the date the option is granted (or if there are no sales for such date of grant, then for the last preceding business day on which there were sales); or (iii) the fair market value thereof, as determined in any other manner adopted in good faith by the Board of Directors which is in accordance with the applicable provisions of the Code.

        The Option agreement shall specify the number of shares to which it pertains.

        (b)  Waiting Period and Exercise Dates

        At the time an option is granted, the Board of Directors will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. In no event may an option be exercised for the purchase of any shares until the completion of the service period ending on the anniversary date of the grant. (Such period is referred to herein as the "waiting period.") At the time an option is granted, the Board of Directors shall fix the period within which it may be exercised which shall not be less than one (1) year nor more than ten (10) years from the date of grant. (Such period is referred to herein as the "exercise period.")

        To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable until the expiration of the exercise period. Partial exercise will be permitted from time to time to the extent shares subject to the option may than be purchasable, provided that no partial exercise may be for less than 20 full shares of Common Stock or its equivalent.

        (c)  Form and Time of Payment

        Stock purchased pursuant to an option agreement shall be paid for in full at the time of purchase either (i) in cash or (ii) in the discretion of the Board of Directors or the Committee, through the delivery of shares of Common Stock of the Company with a value equal to the total option price, or (iii) by a combination of the methods described in (i) and (ii). Provision for payment by delivery of shares of Common Stock may be made in the original option agreement at the time of grant. Upon receipt of payment, the Company shall, without transfer or issue tax to the optionee or other person entitled to exercise the option, deliver to the optionee (or other person entitle to exercise the option) a certificate or certificates for such shares.

        (d)  Effect of Termination of Employment or Death

        In the event that an optionee during his or her lifetime ceases to be an employee of the Company or of any Subsidiary for any reason, including retirement, any option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination of employment, shall expire unless exercised within a period of 90 days from the date on which the optionee ceased to be an employee, but in no event after the expiration of the exercise period; provided, however, that, if the Board of Directors
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   shall determine that an employee shall have been discharged for misconduct or unsatisfactory work, such employee shall not hereafter have any rights under the Plan or any option that shall have been granted to him or her under the Plan. In the event of the death of an optionee during this 90-day period, the option shall be exercisable by his or her personal representatives, heirs, or legatees for 90 days from the date of death, but in no event after the expiration of the exercise period, to the same extent that the optionee could have exercised the option if he or she had not died. In the event of the death of an optionee while an employee of the Company or any Subsidiary, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs, or legatees at any time prior to the expiration of one (1) year from the date of death of the optionee, but in no event after the expiration of the exercise period. In the event that an optionee ceases to be an employee of the Company or of any Subsidiary for any reason, including death or retirement, prior to the lapse of the waiting period, his or her option shall terminate and be null and void.

        (e)  Leave of Absence

        In the case of any employee on an approved leave of absence, the Board of Directors may make such provision respecting continuance of the option while on leave from the employ of the Company or a Subsidiary as it may deem equitable, except that in no event shall an option be exercised after the expiration of the exercise period.

        (f)  Acceleration of Option Period

        The Board of Directors may accelerate the earliest date on which outstanding options (or any installments thereof ) are exercisable, but not to a date earlier than the expiration of the waiting period.

        (g) Options granted under the Plan which are intended to be incentive stock options under Section 422A of the code shall be subject to the following additional terms and conditions:

             (i) Prior Outstanding Option. Except to the extent now or hereafter permitted by Section 422A of the Code, no incentive stock option granted prior to January 1, 1987 shall be exercisable while there remains outstanding (within the meaning of Section 422A(c)(7) of the Code) any other incentive stock option which was granted at an earlier date to the optionee to purchase stock in the Corporation or any other corporation which is, on the date of grant of the later option, either a "parent corporation" or "subsidiary corporation" of the Corporation or a predecessor corporation of any of such corporations (as defined in Section 425 of the Internal Revenue Code of 1986).

             (ii) Dollar Limitation. In the case of an incentive stock option granted after January 1, 1982, but before January 1, 1987, the aggregate fair market value (determined as of the time the option is granted) for which any employee may be granted incentive stock options in any calendar year (under all stock option plans of the Corporation and its subsidiaries) shall not exceed $100,000 plus any unused limit carryover (determined pursuant to Section 422A of the Internal Revenue Code, as amended) to such year. After December 31, 1986, no incentive stock option may be granted to any employee which, when aggregated with all other incentive stock options granted to such employee by the
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        Corporation or any other corporation which is either a "parent corporation" or "subsidiary corporation" of the Corporation, would result in shares of common stock having an aggregate fair market value (determined for each such share) as of the date of grant of the option in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year.

             (iii) 10% Shareholder. If any optionee to whom an incentive stock option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of stock (as determined under Section 425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any one of its subsidiaries, then the following special provisions shall be applicable to the option granted to such individual:

               (A) The Option price per share of the Common Stock subject to such incentive stock option shall be less than 110% of the fair market value of one share of Common Stock on the date of grant; and
               (B) The option shall not have a term in excess of five (5)
                    years from the date of grant. Except as modified by the preceding provisions of this Subsection
                    8(g), all the provisions of the Plan shall be applicable to the incentive stock options granted hereunder.

        (h)  Other Provisions

        Each option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board of Directors.

        (i)  Options to Consultants

        Options granted to consultants shall not be subject to paragraphs 8(b) and 8(d) of the Plan, but shall have such terms and conditions pertaining to waiting period (if any), exercise date, and effect of termination of the consulting relationship as the Board of Directors or Committee shall determine in each case.

   9.  Stock Appreciation Rights

        The Board of Directors, in its discretion, may grant stock appreciation rights to employees who are granted options under the Plan. Such rights shall be evidenced by stock appreciation rights agreements in such form and not inconsistent with this Plan as the Board of Directors shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

        (a)  Grant

        Each right shall relate to a specific option granted under the Plan and shall be granted to the optionee concurrently with the grant of an incentive stock option or at such later time as determined by the Board of Directors if the right relates to a nonstatutory stock option.



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        (b)  Exercise

        A stock appreciation right may only be exercised when the fair market value of the Common Stock of the Company exceeds the option price of the related option. A right shall entitle an optionee, to the extent he or she so designates from time to time, to receive a number of shares, without payment to the company, cash, or cash and shares, as elected by the Board of Directors as determined under Subsection 9(c). Such shares and/or cash shall be issued or paid in consideration of services performed for the Company or for its benefit by the optionee. Unless otherwise determined by the Board of Directors, a right shall be exercisable to no greater extent nor upon any more favorable conditions than its related option is exercisable under Subsection 8(b). An optionee wishing to exercise a right in accordance with the foregoing shall give written notice of such exercise to the Company. Upon receipt of such notice, the company shall; (i) without transfer or issue tax to the optionee or other person entitled to exercise the right, deliver to the person exercising the right a certificate or certificates for shares; and/or (ii) pay cash. The date the Company receives written notice of an exercise hereunder is referred to herein as the exercise date.

        (c)  Number of Shares or Amount of Cash

        The number of shares which shall be issued pursuant to the exercise of a right shall be determined by dividing (i) that portion, as elected by the optionee, of the total number of shares which the optionee is eligible to purchase pursuant to Subsection 9(b) (as adjusted pursuant to Subsection 8(b) and Section 10 and 11), multiplied by the amount by which the fair market value of a share of Common Stock of the Company on the exercise date exceeds the option price of the related option; by (ii) the fair market value of a share of Common Stock of the Company on the date the optionee exercises the stock appreciation right. In lieu of issuing shares on the exercise of a right, the Board of Directors may elect to pay the cash equivalent of the fair market value, on the date the optionee exercises the stock appreciation right, of any or all the shares which would otherwise be issuable. No fractional shares shall be issued under this Subsection 9(c). Instead, the optionee shall be entitled to receive a cash adjustment equal to the same fraction of the fair market value per share of Common Stock on the date the Board of Directors makes its election.

        (d)  Effect of Exercise

        Shares under an option to which a right is related shall be used not more than once to calculate the number of shares or cash to be received pursuant to an exercise of such right. Shares used to calculate the benefits under a right will no longer be available for exercise by the optionee nor for regrant to other employees under the Plan.

        (e)  Effect of Termination of Employment or Death

        In the event that the recipient of a right ceases to be an employee of the Company or of any subsidiary of the Company for any reason, his or her right shall be exercisable only to the extent and upon the conditions that its related option is exercisable under Subsection 8(d).
        (f) In the event that a stock appreciation right is granted that relates to an incentive stock option, such right shall contain such additional or different terms as may be necessary under applicable

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   regulations to preserve treatment of the incentive stock option under
   Section 422A of the Code.

   10. Recapitalization

        In the event that dividends are payable in Common Stock of the Company or in the event there are splits, subdivisions, or combinations of shares of Common Stock of the Company, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any option or stock appreciation right or upon distribution pursuant to incentive stock rights theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

   11. Reorganization

        In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding options, stock appreciation rights, or incentive stock rights, either (a) make appropriate provision for the protection of any such outstanding options, stock appreciation rights or incentive stock rights by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated, or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to the options and rights immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options and rights immediatley before such substitution over the purchase price thereof, or (b) upon written notice to the employee, provide that the option of right must be exercised within sixty (60) days of the date of such notice or it will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of incentive periods, waiting periods, and exercise dates.

   12.  Employment Relationship

        Nothing in the Plan or any award made thereunder shall interfere with or limit in any way the right of the Company or of any of its Subsidiaries to terminate any recipient's employment or consulting relationship at any time, nor confer upon any recipient any right to continue in the employ or service of the Company or any of its Subsidiaries.

   13. General Restriction

        Each option and right shall be subject to the requirement that, if , at any time, the Board of Directors shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to such option or right upon any securities exchange or under any state or Federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or right or the issue or purchase of shares thereunder, such option or right may not be exercised in whole or in part
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   unless such listing registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

   14. Rights as a Shareholder

        The holder of an option or right shall have no rights as a shareholder with respect to any shares covered by the option or right until the date of issuance of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

   15. Nonassignability of Incentive Stock Rights, Options, and Stock Appreciation Rights

        No incentive stock right, option, or stock appreciation right shall be assignable or transferable by the recipient except by will or by the laws of descent and distribution. During the life of the recipient, the incentive stock right, option, or stock appreciation right shall be exercisable only by him or her.

   16. Withholding Taxes

        Whenever, under the Plan, shares are to be issued in satisfaction of options or rights granted thereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy Federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever, under the Plan, payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy Federal, state, and local withholding tax requirements.

   17. Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board of Directors, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

   18. Amendment, Suspension, or Termination of the Plan

        The Board of Directors may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any grantee under any grant theretofore made, without his or her consent, or which, without the approval of the stockholders, would:

             (a)  Except as is provided in Section 10 and 11 of the Plan, increase the total number of shares of stock reserved for the purposes of the Plan;
             (b)  Extend the duration of the Plan;
             (c)  Extend the period during and over which options may be exercised under the Plan; or

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             (d)  Change the class of persons eligible to participate in the
                    Plan under Section 2.

        Without limiting the foregoing, the Board of Directors may, at any time or from time to time, authorize the Company, with the consent of the respective recipients, to issue new options or options in exchange for the surrender and cancellation of any or all outstanding options or rights.

   19. Effective Date of the Plan

        The Plan shall become effective upon approval of the Board of Directors and by stockholders holding a majority of the shares entitled to vote. Options may be granted and exercised under the Plan only after there has been compliance with all applicable Federal and state securities laws.

        The amendments to the Plan adopted by the Board of Directors on February 17, 1982, shall become null and void if they are not approved by August 13, 1982, by the stockholders of the Corporation holding a majority of the shares entitled to vote. Such amendments, unless otherwise provided, are specifically intended to apply to previously granted options to the extent necessary to permit such options to qualify for treatment as incentive stock options. Notwithstanding the foregoing, no amendment shall apply to any option if such amendment would constitute a modification, extension, or renewal of the option under Section 425(h) of the Code, as qualified by Section 251(c) of the Economic Recovery Tax Act of 1981.

        The Corporation is authorized to enter into such amending agreements with optionees, and to file such elections with the Internal Revenue Service, as may be necessary or appropriate to convert previously granted options into incentive stock options.

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